Exhibit 99.1

8275 Eastern Ave., Suite 200, Las Vegas, NV, 89123 Tel: 1-702-595-2247 • www.blackcactusglobal.com OTC: BLGI

NEWS RELEASE

Black Cactus Global, Inc. Promotional Activity Reported

Las Vegas, NV, May 10th, 201Black Cactus Global, Inc. (OTCQB:BLGI) (the “Company”) announced today that OTC Markets Group, Inc. (“OTC Markets”) has made the Company aware of promotional activity regarding the market for its shares of common stock.

OTC Markets informed the Company that it became aware of certain promotional activities concerning the Company’s common stock encouraging investors to purchase shares. The Company has been informed that this promotional activity may have had a material effect on the trading activity and market for the Company’s shares. Until informed by OTC Markets, the Company was unaware of the promotional activity and remains unaware of the full nature and content of this activity, the extent of the dissemination or the parties involved.

Black Cactus Global, Inc. states definitively that the Company, its officers, directors and, to the Company’s knowledge, its controlling shareholders (defined as shareholders owning ten percent (10%) or more of the Company’s securities), or any third party service providers, have not, directly or indirectly, authorized or been involved in any way (including payment of a third party) with the creation or distribution of promotional materials related to the Company and its securities. Further, the Company, its officers, directors, and controlling shareholders, have not sold or purchased the Company’s securities within the past 90 days except as described below or as disclosed in our filings with the U.S. Securities and Exchange Commission.

Certain statements related to the Company made in promotional materials sent to the Company by OTC Markets should be clarified:

°

The Company has never stated that it expects its stock to “break out” within 90 days and has no idea where this misinformation came from. We are unaware of any news or development that would lead an investor to believe that our stock is about to “take off”

°	The Company is not headquartered in Australia but in Las Vegas, NV.

°	The Company does not believe it is a “pioneer” in blockchain technology

°

There are no reasonable expectations that the Company will experience “amazing growth” over any specific period of time.  The Company is currently operating at a loss and has an accumulated deficit of more than $11 million since inception, as of its last Report on Form 10-Q as filed on March 26, 2018.

°

For the three months ended January 31, 2018, we reported a loss of $7,734,866 for the quarter.  For the nine months ended January 31, 2018, we reported a loss of $10,896,827. We have incurred and expect to continue to experience losses for the near future.   Our future prospects for our business is subject to many known and unknown risks as disclosed in our filings with the U.S. Securities and Exchange Commission.

8275 Eastern Ave., Suite 200, Las Vegas, NV, 89123 Tel: 1-702-595-2247 • www.blackcactusglobal.com OTC: BLGI

The Company has engaged the following investor relations, public relations and marketing companies since January 1, 2017:  Aegis Capital Corp., Christopher Temple dba National Investor, Align Research Limited, Hayden IR.

From January 1, 2017 through April 30, 2018, the Company issued and/or sold the following securities at prices constituting a discount to the current market rate at the time of issuance:

•

On November 27, 2017, we issued Bellridge Capital LP a warrant exercisable into 7,894,737 shares of our Common Stock at $0.10 per share or 70% of our then-trading price at the time of exercise.  Also on November 27, 2017, we issued Bellridge 2,793,296 shares of our common stock as a commitment fee for the purchase by Bellridge of $500,000 of our Senior Secured Convertible Promissory Note. The Senior Secured Note is convertible into shares of our common stock at a price determined to be the lesser of $.10 or 70% of our average trading price for the prior twenty trading days.  In the event of default, the percentage is reduced from 70% to 25% of the average trading price. As of the date of this Agreement, no portion of the principal of the $500,000 Note or the second Note for $300,000 has been converted into shares of our common stock.  Bellridge is an accredited investor which agreed to purchase no less than $500,000 of our Senior Secured Convertible Promissory Notes but no more than $1,500,000 of our Notes.  To date, Bellridge has purchased a total of $800,000 of our Senior Secured Convertible Promissory Notes.

•

On April 13, 2018, we sold 85,000,000 warrants to Bellridge.  The warrants are exercisable for a period of five years at an exercise price of $0.10 per share of our common stock. None of these warrants have been exercised.

•

Effective November 27, 2017, we issued a warrant to our financial advisor, Aegis Capital Corp., to purchase 560,717 shares of our common stock for a term of four years and an exercise price of $0.10 per share.  This was compensation for the financial advisor’s services in connection with the Bellridge transaction. This financial services warrant has not been exercised and remains outstanding. We also paid the financial advisor a fee of $20,000 for its services in the Bellridge transaction.

•

On January 5, 2018, we issued 150,000 shares of our common stock to Align Research Ltd. for its services.  These shares were issued with a restrictive legend pursuant to exemptions from registration under the Securities Act of 1933, as amended.

•

In June, 2017, we issued 10,000,000 shares to the owners of Bitreturn.ca as part of a proposed acquisition.  The shares were issued with a restrictive legend in a private transaction relying on exemption under the Securities Act of 1933, as amended.

•

In December, 2017, we issued 2,000,000 shares of our stock under a consulting agreement.  We subsequently terminated the agreement in April, 2018 and agreed to allow the shares previously issued to be retained in lieu of any further financial obligations. The transaction was with an accredited investor and issued with a restrictive legend pursuant to exemptions from registration under the Securities Act of 1933, as amended.

8275 Eastern Ave., Suite 200, Las Vegas, NV, 89123 Tel: 1-702-595-2247 • www.blackcactusglobal.com OTC: BLGI

•

On July 1, 2017, we issued 1, 000,000 shares to Hayden IR for consulting and management services. These shares were issued with a restrictive legend pursuant to exemptions from registration under the Securities Act of 1933, as amended.

•

On July 26, 2017, we issued 2,500,000 shares to Tony Tong and Elaine Eca Da Silva as compensation for consulting services. These shares were issued with a restrictive legend pursuant to exemptions from registration under the Securities Act of 1933, as amended.

•

On November 6, 2017, we issued 60 million shares to Lawrence Cummins as compensation for a license agreement.  In April, the parties agreed to terminate the license agreement and the shares of stock have been returned to the treasury.  The shares were issued with a restrictive legend pursuant to exemptions from registration under the Securities Act of 1933, as amended.

•	On April 27, 2018, we issued 10,630,000 shares to settle a debt that was outstanding from September 2017 for $500,000 plus interest to Trius Holdings Ltd.

The Company encourages those interested in the Company to rely solely on information included in its press releases combined with its filings and disclosures made with the U.S. Securities and Exchange Commission.

For further information please visit our website at:  www.blackcactusglobal.com

Investor Relations:

Company Contact:  Louis Silver

Tel: 1-610-710-1303 • Email: lsilver35@verizon.net; louis@blackcactusglobal.com

Safe Harbor Statements

Certain information contained in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates”, “intends” or “believes”, or that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur”, or “be achieved”. Forward-looking statements are based on the opinions and estimates of management as of the date such statements are made, and are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the SEC. Such risks and other factors include, among others, the ability to locate and acquire suitable interests in alternative medicine manufacturing operations on terms acceptable to the Company, the availability of financing on acceptable terms, accidents, labor disputes, acts of God and other risks of the alternative medicine industry including, without limitation, delays in obtaining governmental approvals or permits, title disputes or claims limitations on insurance coverage. The Company believes that the expectations reflected in the forward-looking statements included in this news release are reasonable; however, no assurance can be given that these expectations will prove to be correct, and such forward-looking statements should not be unduly relied upon. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.